SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of the earliest event reported):  February 29, 2000
                                                            (February 3, 2000)



                       New York Bagel Enterprises, Inc
              (Exact name of Registrant as specified in its charter)

                                    0-21205
                            (Commission file number)


Kansas                                                              73-1369185
(State or other                           (I.R.S. Employer Identification No.)
jurisdiction of incorporation)



                              115 East 8th Street
                          Stillwater, Oklahoma 74074
            (Address of principal executive offices, including zip code)



                                  405-624-3700
               (Registrant's telephone number, including area code)

Item 5.  Other Events.

On February 3, 2000, New York Bagel Enterprises, Inc., filed for bankruptcy under Chapter 11, affording the Company protection from its creditors. The Company expects to liquidate the Company and intends to submit a plan outlining the details of the liquidation to the bankruptcy court in the near future. The Company anticipates that the restaurants will remain open during the liquidation process.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              NEW YORK BAGEL ENTERPRISES, INC.

                                              /s/Richard Randall Webb
                                              ________________________________
                                              Richard Randall Webb
                                              Chief Financial Officer,
                                              Treasurer and Secretary


Dated:  February 29, 2000